   As filed with the Securities and Exchange Commission on November 16, 2001.
                                                    Registration No. 333-_______

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------

                                  IBASIS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

                                   04-3332534
                      (I.R.S. EMPLOYER IDENTIFICATION NO.)

20 SECOND AVENUE, BURLINGTON, MASSACHUSETTS                            01803
 (Address of Principal Executive Offices)                            (Zip Code)

                             ----------------------

                            1997 STOCK INCENTIVE PLAN
                            (FULL TITLE OF THE PLAN)

                             ----------------------

                                   OFER GNEEZY
                                    President
                           and Chief Executive Officer
                                  iBasis, Inc.
                                20 Second Avenue
                              Burlington, MA 01803
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 (781) 505-7500
           TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE

                             ----------------------

                                    Copy to:
                             JOHAN V. BRIGHAM, ESQ.
                                BINGHAM DANA LLP
                               150 Federal Street
                           Boston, Massachusetts 02110
                                 (617) 951-8000


                         CALCULATION OF REGISTRATION FEE

==================================================================================================================
                                                               Proposed          Proposed
              Title Of                                          Maximum           Maximum
             Securities                      Amount            Offering          Aggregate           Amount Of
                To Be                         To Be            Price Per          Offering          Registration
             Registered                    Registered          Share (1)            Price                Fee
------------------------------------------------------------------------------------------------------------------

Common Stock,
$0.001 par value per share                 3,300,000             $0.70            $2,310,000           $577.50
==================================================================================================================

(1) Estimated solely for the purpose of computing the registration fee pursuant to Rule 457(h) under the Securities Act of 1933, as amended, based on the average of the high and low prices of the Registrant's Common Stock, $0.001 par value per share, reported by the Nasdaq National Market on November 13, 2001.

                                  INTRODUCTION

         This Registration Statement on Form S-8 is filed by iBasis, Inc., a Delaware corporation (the "REGISTRANT"), in connection with the registration of 3,300,000 shares (the "SHARES") of common stock, par value $0.001 per share, of the Registrant (the "COMMON STOCK"), which are in addition to the 5,700,000 shares of Common Stock under the 1997 Stock Incentive Plan that were registered on the Registrant's Form S-8 filed on February 17, 2000 (File No. 333- 30642) (the "INITIAL REGISTRATION STATEMENT"). Pursuant to General Instruction E of Form S-8, the contents of the Initial Registration Statement, to the extent relating to the registration of the Shares and except as otherwise set forth in this Registration Statement, are incorporated by reference herein.

ITEM 8.  EXHIBITS.

         The following exhibits are filed as part of this Registration
Statement:

     EXHIBIT NO.                   DESCRIPTION OF DOCUMENTS
     -----------                   ------------------------

         4.1 Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit No. 3.1 to the Registrant's Registration Statement on Form S-1 (file No. 333-85545), filed on November 9, 1999.

         4.2. Amended and Restated By-Laws of the Registrant, incorporated by reference to Exhibit No. 3.2 to the Registrant's Registration Statement on Form S-1 (No. 333-85545), filed on November 9, 1999.

         4.3 1997 Stock Incentive Plan, as amended, incorporated by reference to Exhibit No. 10.8 to the Registrant's Registration Statement on Form S-1 (No. 333-85545), filed on November 9, 1999.

         4.4      Third Amendment to 1997 Stock Incentive Plan.

         5 Opinion of Bingham Dana LLP as to the legality of the securities being registered.

         23.1     Consent of Arthur Andersen LLP, independent accountants.

         23.2     Consent of Bingham Dana LLP (included in Exhibit 5).

         24 Power of Attorney (included on the signature page of this Registration Statement).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Burlington, Commonwealth of Massachusetts, as of the 16th day of November 2001.

                                      iBASIS, INC.


                                      By: /s/ OFER GNEEZY
                                          -------------------------------------
                                          Ofer Gneezy
                                          President and Chief Executive Officer

                                POWER OF ATTORNEY

         Each person whose signature appears below hereby appoints Ofer Gneezy and Richard Tennant, and each of them severally, his true and lawful attorney-in-fact with the authority to execute in the name of each such person, and to file with the Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, any and all amendments (including without limitation post-effective amendments) to this Registration Statement on Form S-8 necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the Registration Statement as the aforesaid attorney-in-fact executing the same deems appropriate.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated as of the 16th day of November 2001.


  SIGNATURE                                                                    TITLE
  ---------                                                                   -------

                                                          President, Chief Executive Officer and
/s/ OFER GNEEZY                                           Director (Principal Executive Officer)
------------------------------------
    Ofer Gneezy
                                                          Chief Financial  Officer  (Principal  Financial
/s/ RICHARD TENNANT                                       and Accounting Officer)
------------------------------------
    Richard Tennant
                                                          Executive Vice President and Director
/s/ GORDON J. VANDERBRUG
------------------------------------
    Gordon J. VanderBrug
                                                          Director
/s/ CHARLES M. SKIBO
------------------------------------
    Charles M. Skibo
                                                          Director
/s/ W. FRANK KING
------------------------------------
    W. Frank King

                                  EXHIBIT INDEX


     EXHIBIT NO.                          DESCRIPTION OF DOCUMENTS
     -----------                          ------------------------

         4.1 Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit No. 3.1 to the Registrant's Registration Statement on Form S-1 (file No. 333-85545), filed on November 9, 1999.

         4.2. Amended and Restated By-Laws of the Registrant, incorporated by reference to Exhibit No. 3.2 to the Registrant's Registration Statement on Form S-1 (No. 333-85545), filed on November 9, 1999.

         4.3 1997 Stock Incentive Plan, as amended, incorporated by reference to Exhibit No. 10.8 to the Registrant's Registration Statement on Form S-1 (No. 333-85545), filed on November 9, 1999.

         4.4      Third Amendment to 1997 Stock Incentive Plan.

         5 Opinion of Bingham Dana LLP as to the legality of the securities being registered.

         23.1     Consent of Arthur Andersen LLP, independent accountants.

         23.2     Consent of Bingham Dana LLP (included in Exhibit 5).

         24 Power of Attorney (included on the signature page of this Registration Statement).